Exhibit 99.1
The Brean Murray, Carret Small Cap Institutional Investor Conference January 31, 2006

FORWARD LOOKING STATEMENTS Statements contained in this Presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement. The financial information included in this presentation for the fourth quarter of 2005 is based on preliminary unaudited data and is subject to change.

COMPELLING INVESTMENT OPPORTUNITY Pan-American financial institution with market share dominance and strong brand recognition Strong growth fundamentals and market demographics Diverse revenue sources Strong management team Stock trades at discount to U.S. peers

3 years 5 years 10 years 15 years 20 years 25 years 10.57 12.4 19 20.4 17.8 17.2 Note: All calculations from 12/31/1980 to 12/31/05 include dividend and dividend reinvestments BEST IN CLASS RETURNS TO SHAREHOLDERS Stock Price Appreciation Total Return Including Dividend 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 BPOP 100 121 90 108 170 177 158 218 380 558 766 630 593 655 762 1011 1299 953 S&P Bank Index 100 55 37 58 73 78 71 109 149 212 220 184 213 207 199 244 270 257 S&P 500 Index 100 127 119 150 157 168 165 222 267 349 443 529 475 413 317 400 436 449 953% 449% 257%

REPORTED HISTORICAL EPS 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E* 0.42 0.46 0.53 0.67 0.75 0.83 0.92 0.99 1.09 1.31 1.74 1.79 1.98 1.71 (US $) Ten-Year CAGR: 14.31% Projected Long-Term Growth of 8.40% vs. Peer Median of 8.18%* * Based on IBES consensus estimates 12/31/06

POPULAR AT A GLANCE Founded in 1893 Diversified financial services and transaction processing company. Operations in Puerto Rico, the Caribbean, the mainland United States and Central America. Largest Puerto Rican financial institution and largest Hispanic bank in the United States. 29th largest U.S. bank holding company (as of 9/30/05). Popular, Inc. and its related subsidiaries are regulated by the Federal Reserve Bank of NY, the OCC and the Office of the Commissioner of Financial Institutions of Puerto Rico. Leader in ATM/POS electronic data processing in the Caribbean. $48.6 billion in assets, $22.6 billion in deposits and $3.45 billion of equity as of 12/31/05.

POPULAR'S STRATEGIC OBJECTIVES POPULAR'S STRATEGIC OBJECTIVES Puerto Rico Strengthen our competitive position in our main market by offering the best and most complete financial services in an efficient and convenient manner. Our services will respond to the needs of all segments of the market in order to earn their trust, satisfaction and loyalty. United States Expand our franchise in the United States by offering the most complete financial services to the communities we serve while capitalizing on our strengths in the Hispanic market. Processing Provide added value by offering integrated technology solutions and transaction processing. Continue to deliver best in class returns to our shareholders

PUERTO RICO HIGHLIGHTS 2004 Puerto Rico participates in the U.S. Judicial and courts system Nationality and currency are U.S. All Puerto Rican public companies trade in U.S. markets and are regulated by U.S. institutions Country Risk = U.S. Risk Source: Government Development Bank of Puerto Rico *Finance, insurance, and real estate

BANCO POPULAR DE PUERTO RICO Leading Market Share 9/30/05 23.03% in loans 32.58% in deposits* As of 12/31/05: $24.9 billion in assets $14.3 billion in deposits 5,252 employees * Excludes brokered deposits Leading financial institution on the island with 195 local branches Leading financial institution on the island with 195 local branches

Non-Banking Subsidiaries as of 12/31/05 PUERTO RICO FORTRESS $24.8 MM Annual Revenues for 2005 1 Office & Presence at some BPPR branches 170 Employees $1.8 Billion Annual Originations in 2005 $1,114 Million in Total Assets 34 Mortgage Centers 474 Employees $6 Billion in Deals during 2005 $3.9 Billion Assets under Management 6 Offices Retail presence at all BPPR branches (41 Rep's.) 116 Employees $218 Million in Total Assets 49 Offices and 7 Mortgage Centers 318 Employees $1,758 Million in Total Assets 18 Branches 383 Employees $3.5 Billion Assets under Management $453MM - Fixed Income $227MM - Equity $2,867MM - Bond Hedge Funds/Mutual Funds Annual Revenues - $16.7 Million for 2005 (BPPR Division)

UNITED STATES MAINLAND OPERATIONS US Distribution System: Banco Popular North America: 136 branches in NY, CA, TX, NJ, FL and IL; Popular Financial Holdings : 212 offices in 34 states. E-Loan Acquisition closed November 1st. The transaction will strengthen internet distribution of financial services. Popular Leasing USA: 14 offices in 12 states. offices in 12 states. offices in 12 states. offices in 12 states. offices in 12 states. offices in 12 states. offices in 12 states. offices in 12 states. offices in 12 states. offices in 12 states. offices in 12 states. offices in 12 states. offices in 12 states. offices in 12 states. offices in 12 states. Our presence is concentrated in the fastest growing markets in the U.S. and we successfully target the attractive Hispanic demographic. Among the top lenders under Small Business Administration (SBA) Program. Total assets in the mainland amounted to $21.7 billion as of 12/31/05, representing approximately 45% of total corporate assets.

POPULAR NORTH AMERICA as of 12/31/05 Non-Banking Operations Banking Operations California $3.4B Total Assets 46 Branches 355 Employees Florida $1.8B Total Assets 18 Branches 322 Employees Texas $1.1B Total Assets 7 Branches 98 Employees Illinois $2.0B Total Assets 19 Branches 543 Employees New York/New Jersey $3.7B Total Assets 46 Branches 648 Employees Total BPNA as of 12/05 $12.0B Total Assets 136 Branches 1,966 Employees $9.4 Billion Annual Originations in 2005 Assets - $9.2 Billion Offices - 212 in 34 States Employees - 2,710 E-Loan - $5.03B Annual Originations in 2005 Assets - $387 Million Offices - 14 in 12 States Employees - 93 Annual Revenues - $6.3 Million for 2005 Employees - 34 Assets - $497 Million U.S.A. F.S. $12 Billion in Deals during 2005 18 Employees

PROCESSING STRATEGY Build EVERTEC into a full service 3rd party provider with a dominant presence in the Caribbean basin and significant penetration of the small business merchant processing and U.S. community banking niches. Expand Popular's 20 years of experience in ATH/POS Networks to Central America Penetrate the U.S. market focusing on financial transaction processing and merchant processing Invest significantly in new technology platforms Main initiatives $221M revenues as of 12/31/05 633M Transactions processed as of 10/31/05 7 Offices 1,631 Employees Financials

Continuing Diversification Revenues by Geographical Area 2004 1999 Other US PR 1999 5 25 70 Other US PR 2004 0.034 0.3263 0.6432 Net Income by Business Line 2004 1999 Commercial Banking Mortgage & Consumer Lending Auto Lease Financing Other 0.88 0.08 0.05 -0.01 * The "Other" category includes all holding companies and non-banking subsidiaries which provide insurance agency services and reinsurance, retail financial services, broker/dealer and investment banking services, as well as those providing information technology and ATM and data processing services. Commercial Banking Mortgage & Consumer Lending Auto Lease Financing Other 0.76 0.18 0.04 0.04

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 146.4 185.2 209.6 232.3 257.6 276.1 304.5 351.9 470.9 489.9 540.7 Net Income Growth Seven-Year CAGR (1998 - 2005): 12.83% ($ Millions)

(1) Non-interest expense divided by net interest income plus non-interest income (Excludes gain/losses on sale and valuation adjustments of securities and non-recurring income such as gain on the sale of real estate). (2) Taxable equivalent Financial Performance

Total Loans as of 12/31/05: $31.7 billion (65% of total assets as of 12/31/05) 5 year CAGR 2000-2005: 14.58% Loan Portfolio ($ millions)

Increasing Non-Interest Income ($ in millions) *Excludes gain on sale of investment securities and valuation adjustment Total Non-Interest Income for 2005: $733.2* million 5 Year CAGR 2000 - 2005: 10.11%

Asset Quality (1) In 2003, 2004 & 2005, residential mortgages represented 56%, 64% and 59% of NPA, respectively. (2) Excludes loans held for sale. Recalculating Credit Quality Ratios Excluding Residential Mortgages and FASB 114 Assets

Interest Only Strips ("IO's") and Mortgage Servicing Rights ("MSR's") For the fourth quarter of 2005, gains of $7.5 million have been realized on the securitization transactions that met the sale criteria under SFAS No. 140. The Corporation also does securitization transactions that do not meet the SFAS No. 140 criteria for sales accounting and as such, these transactions are accounted for as secured borrowings. Balances of IO's and MSR's for the following periods were: ($ thousands) 12/31/2004 12/31/2005 IO's $17,087 $64,542 MSR's 53,431 136,750 Total $70,518 $201,292 The Corporation intends to continue accessing the asset-backed securitization market, through sales or financing transactions throughout the year.

Diversified Funding Sources Total Funding Composition Total=$47.4 Billion Total=$22.6 Billion Deposit Composition

All figures as of 09/30/05 Leverage Tier 1 Total Capital 8.21 7.71 5.00 11.40 11.67 12.67 10.00 6.00 8.00 4.00 4.00 7.81 Strong Capital Position

P/E ANALYSIS 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 BPOP's P/E 7.66 9.25 12.57 16.5 20.61 15.18 13.563 12.8106 12.34 12.71 15.34 10.85 BPOP's P/E as a % of Peer Avg. 0.66 0.74 0.91 0.79 1.09 1.05 1.03 0.88 1.01 0.87 1.067 0.797

Popular Represents a Compelling Opportunity for Investors Seeking a Growth Financial Services Company Strong Growth Fundamentals and Market Demographics Pan-American Financial Institution With Market Share Dominance & Strong Brand Recognition Diverse Revenue Sources Strong geographic diversification consisting of Puerto Rico, the U.S. and the Caribbean; nearly 1/3 of revenue is generated within the U.S. Largest financial institution in Puerto Rico and largest Hispanic bank in the U.S. Strong brand recognition in Puerto Rico and Hispanic communities in the U.S. Leading niche mortgage lender in the U.S. through Popular Financial Holdings subsidiary Leader in ATH/POS services and electronic data processing throughout the Caribbean Diverse business mix including retail banking, commercial, mortgage and auto lending, electronic data processing, insurance, asset management and investment banking Projected L/T growth rate faster than peer group average (8.40% vs. 8.18%)* 10 year CAGR for core EPS significantly exceeds peers (14.31% vs.9.62%) Targeted Hispanic population represents one of the fastest growing segments in the U.S., with market demographics well above national averages Continued plans for U.S. expansion within existing attractive footprint Proven track record of delivering strong financial performance Focused on continued EPS growth through U.S. and Caribbean expansion initiatives, and maintenance of competitive position in Puerto Rico History of effectively utilizing excess capital and successfully implementing strategic goals Healthy asset quality supported by prudent underwriting and management oversight Strong Management Team Stock Trades at a multiple comparable to U.S. Peers Popular trades at a multiple comparable to that of its U.S. peers, despite its faster long-term projected growth rate Puerto Rican banks typically trade at a discount to U.S. peers as investor misconceptions of Puerto Rico often overshadow the superior shareholder value generated Low institutional investor visibility Lack of equity research coverage * Based on IBES consensus estimates

The Brean Murray, Carret Small Cap Institutional Investor Conference